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BrandPartners Group

NOTICE OF ANNUAL MEETING OF SHAREOWNERS

TO THE OWNERS OF COMMON STOCK
OF BRANDPARTNERS GROUP INC.

        The Annual Meeting of Shareowners of BrandPartners Group, Inc. (the "Company") will be held at the executive offices of the Company at 10 Main Street, Rochester, New Hampshire 03839, on Thursday, June 15, 2006, at 1:00 p.m., local time. The purposes of the meeting are:

1.	To elect two (2) Directors, to serve until their respective successors shall be elected and shall qualify;

2.	To ratify the appointment of independent public accountants for the fiscal year ending December 31, 2006;

3.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

        The Board of Directors set May 5, 2006 as the record date for the meeting. This means that owners of record of Common Stock at the close of business on that date are entitled to:

• receive this notice of the meeting, and
• vote at the meeting and any adjournments or postponements of the meeting.

        We will make available a list of shareowners as of the close of business on May 5, 2006 for inspection by shareowners during normal business hours at the Company's principal place of business, 10 Main Street, Rochester New Hampshire 03839. This list also will be available to shareowners at the meeting.

By Order of the Board of Directors

By:	/s/ James F. Brooks
James F. Brooks
President, Chief Executive Officer and Secretary

Rochester, New Hampshire
April 25, 2006

We urge each shareowner to promptly sign and return the enclosed proxy card. See our question and answer section for information about voting, how to revoke a proxy, and how to vote shares in person.

TABLE OF CONTENTS

PROXY STATEMENT	1

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING	2

ELECTION OF DIRECTORS	4

REPORT OF THE AUDIT COMMITTEE	7

EXECUTIVE COMPENSATION	9

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS	15

OTHER INFORMATION	17

ANNEX A - AUDIT COMMITTEE CHARTER	A -1

ANNEX B - CODE OF ETHICS	B-1

i

PROXY STATEMENT FOR THE
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 15, 2006

This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of BrandPartners Group, Inc. (“BrandPartners” or the “Company”) for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at the executive offices of the Company, 10 Main Street, Rochester, New Hampshire 03839 on Thursday, June 15, 2006 at 1:00 P.M. and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Your proxy is requested, whether or not you attend in order to assure maximum participation and to expedite the proceedings. The terms “BrandPartners” or the “Company” include all the subsidiaries of BrandPartners Group, Inc., including BrandPartners Retail, Inc.; BrandPartners Europe, Ltd.; Grafico, Incorporated; and Building Partners, Inc.

At the Annual Meeting, stockholders will be requested to act upon the matters set forth in this Proxy Statement. If you are not present at the meeting, your shares can be voted only when represented by proxy. The shares represented by your proxy will be voted in accordance with your instructions if the proxy is properly signed and returned to the Company before the Annual Meeting. You may revoke your proxy at any time prior to its being voted at the Annual Meeting by delivering a new duly executed proxy with a later date or by appearing and voting in person at the Annual Meeting. It is anticipated that this Proxy Statement and accompanying proxy will first be mailed to the Company’s stockholders on or about May 15, 2006. The Company’s 2005 Annual Report to its stockholders on form 10-K, filed electronically (EDGAR System) with the Securities and Exchange Commission on March 31, 2006, is enclosed and should be read in conjunction with the matters set forth herein. The expenses incidental to the preparation and mailing of this proxy material are being paid by the Company. In addition to solicitation of proxies by mail, solicitations may be made by certain directors, officers and other employees of the Company by personal interview, telephone or facsimile. No additional compensation will be paid for such solicitation and no solicitation is planned beyond the foregoing. The Company will request brokers and nominees who hold stock in their names to furnish proxy materials to beneficial owners of such shares and will reimburse such brokers and nominees for their reasonable expenses incurred in forwarding solicitation material to such beneficial owners.

Abstentions and broker non-votes will be counted toward determining whether a quorum is present.

The principal executive offices of the Company are located at 10 Main Street Rochester, New Hampshire 03839. The telephone number is (603) 335-1400.

Outstanding Shares and Voting Rights

The only security entitled to vote at the Annual Meeting is the Company’s common stock, par value $0.01 per share (the “Common Stock”). The Board of Directors has fixed May 5, 2006 at the close of business, as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof. At April 28, 2006 there were 34,384,897 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote at the Annual Meeting. In accordance with the Company’s Amended Articles of Incorporation and By-laws, a majority of the shares of Common Stock outstanding and entitled to vote, when represented at the Annual Meeting, in person or by proxy, will constitute a quorum. In accordance with the Amended Articles of Incorporation of the Company, provided a quorum of issued and outstanding shares entitled to vote are present in person or by proxy, a majority vote in favor of the proposals presented to Stockholders is required for approval of the agenda items.

QUESTIONS AND ANSWERS ABOUT
THE MEETING AND VOTING

1. What is a proxy?

It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated two of our directors as proxies for the 2006 Annual Meeting of Shareowners. These directors are Anthony J. Cataldo and J. Weldon Chitwood.

2. What is a proxy statement?

 It is a document that the Securities and Exchange Commission ("SEC") regulations require us to give you when we ask you to sign a proxy card designating Anthony J. Cataldo and J. Weldon Chitwood as proxies to vote on your behalf.

3. What is the difference between a shareowner of record and a shareowner who holds stock in street name?

If your shares are registered in your name, you are a shareowner of record.

If your shares are held in the name of your broker or bank, your shares are held in street name.

4. How do I get an admission card to attend the meeting?

If you are a shareowner of record, your proxy card is your admission card. You will need to bring it or a copy of it with you to the meeting.

If you own shares in street name, bring your most recent brokerage statement with you to the meeting. We can use that to verify your ownership of Common Stock and admit you to the meeting; however, you will not be able to vote your shares at the meeting without a legal proxy (described in question 5). Please note that if you own shares in street name and you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the meeting and vote in person or legally appoint another proxy to vote on your behalf.

You will also need to bring a photo ID to gain admission.

5. How can I vote at the meeting if I own shares in street name?

You will need to ask your broker or bank for a legal proxy. You will need to bring the legal proxy with you to the meeting. You will not be able to vote your shares at the meeting without a legal proxy. Please note that if you request a legal proxy, any previously executed proxy will be revoked and your vote will not be counted unless you appear at the meeting and vote in person or legally appoint another proxy to vote on your behalf. If you do not receive the legal proxy in time, you can follow the procedures as described in Question 4 to gain admission to the meeting.

6. What different methods can I use to vote?

By Written Proxy. All shareowners can vote by written proxy card.

In Person. All shareowners may vote in person at the meeting (unless they are street name holders without a legal proxy, as described in question 5).

By Telephone. All shareholders may vote using the telephone number on the proxy card. Different toll free numbers will be shown on the proxy cards for different areas of the country.

By Internet. All shareholders may vote on the internet at the website www.proxyvote.com. Shareholders will be given a control number on their proxy cards by which they can access the website.

7. What is the record date and what does it mean?

 The record date for the 2006 Annual Meeting of Shareowners is May 5, 2006. The record date is established by the Board as required by Delaware law. Owners of record of Common Stock at the close of business on the record date are entitled to:

(a) receive notice of the meeting, and
(b) vote at the meeting and any adjournments or postponements of the meeting.

8. How can I revoke a proxy?

        Shareowners can revoke a proxy prior to the completion of voting at the meeting by:

(a) giving written notice to the Office of the Secretary of the Company,
(b) delivering a later-dated proxy, or
(c) voting in person at the meeting (unless they are street name holders without a legal proxy, as described in question 5).

9. Are votes confidential? Who counts the votes?

We will hold the votes of all shareowners in confidence from directors, officers and employees except:

        (a) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company,
        (b) in case of a contested proxy solicitation,
        (c) if a shareowner makes a written comment on the proxy card or otherwise communicates his or her vote to management, or
(d) to allow the independent inspectors of election to certify the results of the vote.

We may retain an independent tabulator to receive and tabulate the proxies and independent inspectors of election to certify the results.

10. What are my voting choices when voting for Director nominees, and what vote is needed to elect Directors?

 In the vote on the election of two Director nominees to serve until the 2009 Annual Meeting of Shareowners, shareowners may:

(a) vote in favor of all nominees,
(b) withhold votes as to all nominees, or
(c) withhold votes as to a specific nominee.

The Board recommends a vote FOR each of the nominees.

11. What are my voting choices when voting on the ratification of the appointment of Moore Stephens, Certified Public Accountants, P.C., as the independent auditors, and what vote is needed to ratify the appointment?

 In the vote on the ratification of the appointment of Moore Stephens, Certified Public Accountants, P.C., as independent auditors, shareowners may:

(a) vote in favor of the ratification,
(b) vote against the ratification, or
                (d) abstain from voting on the ratification.

The proposal to ratify the appointment of Moore Stephens, Certified Public Accountants as independent auditors will require approval by a majority of the votes cast by the holders of the shares of Common Stock voting in person or by proxy at the meeting.

The Board recommends a vote FOR this proposal.

12. What if I do not specify a choice for a matter when returning a proxy?

Shareowners should specify their choice for each matter on the enclosed proxy. If no specific instructions are given, proxies which are signed and returned will be voted FOR the election of all Director nominees, and FOR the proposal to ratify the appointment of Moore Stephens, Certified Public Accountants as independent auditors.

13. How are abstentions and broker non-votes counted?

 Abstentions and broker non-votes will not be included in vote totals and will not affect the outcome of the vote.

14. Does the Company have a policy about Directors' attendance at the Annual Meeting of Shareowners?

The Company does not have a policy about Directors' attendance at the Annual Meeting of Shareowners.

15. How are proxies solicited and what is the cost?

We bear all expenses incurred in connection with the solicitation of proxies. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock held in their names.

Our Directors, officers and employees may also solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

PROPOSAL 1: ELECTION OF DIRECTORS

There are currently five members of the Company's Board of Directors, divided into Class I, Class II and Class III. Each class serves for a term of three years. The Class I Director’s term expires in 2007. The Class II Directors’ terms expire in 2006, and the Class III Directors’ terms expire in 2008.

Mr. James F. Brooks was elected a Class II Director on June 28, 2004, with a term expiring in 2006. Mr. Clifford D. Brune was appointed a Class II Director by the Board of Directors on December 29, 2005.

NOMINEES FOR DIRECTORS

At the Annual Meeting of Stockholders of the Company to be held June 15, 2006, two directors will be elected for a term of three years. The Board of Directors has proposed James F. Brooks and Clifford D. Brune, who have consented to serve. Messrs. Brooks and Brune currently serve as Directors.

The Board of Directors recommends a vote FOR the election of James F. Brooks and Clifford D. Brune

DIRECTORS AND EXECUTIVE OFFICERS

Our executive officers and directors and their ages are as follows:
			Term
Name	Age	Position	Expiration

Anthony J. Cataldo	55	Chairman of the Board	2007
Richard Levy	71	Director	2008
J. Weldon Chitwood	41	Director	2008
James F. Brooks	43	Chief Executive Officer, Director and Secretary	2006
Clifford D. Brune	52	Director	2006
Suzanne M. Verrill	59	Chief Financial Officer	n/a

Set forth below is information relating to the business experience of each of the directors and executive officers of the Company.

Anthony J. Cataldo was appointed Non-Executive Chairman in October 2003. Mr. Cataldo has held management positions with a number of emerging growth and publicly traded companies. In February 2005 he was appointed Non-Executive Co-Chairman of the Board of MultiCell Technologies, Inc. (OTC BB: MUCL) a supplier of functional, non-tumorigenic immortalized human hepatocytes. He served as Executive Chairman of Calypte Biomedical Corporation (AMEX: HIV), a publicly traded biotechnology company, involved in development and sale of urine based HIV-1 screening test from May 2002 through November 2004. Mr. Cataldo has also served as the Chief Executive Officer and Chairman of the Board of Directors of Miracle Entertainment, Inc., a Canadian film production company, from May 1999 through May 2002 where he was the executive producer or producer of several motion pictures. From August 1995 to December 1998, Mr. Cataldo served as President and Chairman of the Board of Senetek, PLC (OTC BB:SNTKY), a publicly traded biotechnology company involved in age-related therapies. From 1990 to 1995, Mr. Cataldo held various positions including Chairman and Chief Executive Officer with Management Technologies, Inc., a manufacturer and seller of trading system and banking software systems. He has also held the position of Executive Vice President of Hogan Systems, a banking software manufacturer and retailer. Mr. Cataldo has also served as President of Internet Systems, a pioneer in the Internet banking arena. Mr. Cataldo served in the United States Air Force from 1969 to 1973.

Richard Levy has been a director of the Company since April 1994 and was Secretary of the Company from 1994 through August 2001. Since October 2000, Mr. Levy has been a Senior Managing Director of Insignia/ESG, a real estate management and brokerage firm. However, by virtue of a merger, Mr. Levy is now employed as a Senior Vice President of CB Richard Ellis. From March 1998 to October 2000, Mr. Levy was a Senior Vice President of Tishman Real Estate Services, a real estate consulting and brokerage firm. Until March 1998, Mr. Levy was a Senior Director of Cushman & Wakefield, Inc., a real estate consulting and brokerage firm, and was employed in various positions with the firm for almost 40 years.

J. Weldon Chitwood has been a director of the Company since October 2003 and served as corporate secretary of the Company from November 2003 through April 2004. He is currently a managing partner of Redwood Grove Capital Management, an institutional investor based in San Francisco and New York, and has served as managing partner since July 1, 2003. Prior to his service with Redwood Grove Capital Management, Mr. Chitwood spent sixteen years with Shaw Industries preceding its acquisition by Berkshire Hathaway in January 2001. While with Shaw Industries, Mr. Chitwood was responsible for the turnaround of five different businesses in wholesale, international and commercial contracting. Mr. Chitwood attended the University of Georgia and obtained a degree in Economics.

James F. Brooks joined the Company’s operating subsidiary, BrandPartners Retail, Inc., as Chief Operating Officer in June 2002. Mr. Brooks was elected Interim President of the Company in September 2003 and appointed Chief Executive Officer in October 2003 and President and Secretary of the Company in August 2004. Mr. Brooks has held senior management positions with subsidiaries of major international corporations and start-up companies. Prior to June 2002, Mr. Brooks was a consultant with Getzler & Co., a national management and financial consulting firm specializing in corporate turnaround and restructuring. From 2000 through March 2001, he was a Senior Vice President of Cityspree, Inc., an offline and online start-up company that offered local businesses an innovative, barter-based marketing model via gift certificate auctions on eBay and other auction-oriented web sites. From 1998 to 1999, Mr. Brooks served as the Vice President, North and South America, of acquisitions and development for Swissotel, a subsidiary of Swissair. From 1996-1997, Mr. Brooks was a co-founder of Sorbak, Inc., a wholesale and retail franchisee of a national chain focused on ergonomic and back care products. From 1989 to 1995, Mr. Brooks served as Vice President, North America, of acquisitions, development, and asset management for Meridien Hotels, a subsidiary of Air France. Mr. Brooks graduated with a B.A., cum laude, in 1984 from Connecticut College, and has an M.B.A from Harvard Business School awarded in 1989.

Clifford D. Brune was appointed a director of the Company in December 2005. At that time, Mr. Brune was also appointed to the Company’s Compensation and Audit Committees and has served as the Chairman of the Company’s Audit Committee since his appointment. Mr. Brune was also named Chairman of the Company’s Compensation Committee in March of 2006. He was previously employed by the Company from September 2004 through January 2005 and currently serves as a consultant to the Company and has acted in such capacity from time to time since October of 2003. Mr. Brune has been a consultant to various public and private companies with respect to organizing growth and restructuring since 1999. Mr. Brune, formerly with Coopers & Lybrand, is a Certified Public Accountant and a member of the AICPA with over 25 years of experience in working with public companies. He received a BS degree in Accounting and Finance from the University of South Carolina.

SIGNIFICANT EMPLOYEES WHO ARE NOT DIRECTORS OR DIRECTOR NOMINEES

Suzanne M. Verrill was appointed Chief Financial Officer of the Company as of April 26, 2004. Ms. Verrill also serves as the Chief Financial Officer of BrandPartners’ wholly owned subsidiary BrandPartners Retail, Inc., and has served as Chief Financial Officer since January 1, 2004. Ms. Verrill also serves as the Chief Financial Officer for the Company’s wholly owned subsidiaries - BrandPartners Europe, Ltd.; Grafico, Incorporated; and Building Partners, Inc. She served as Controller for BrandPartners Retail from January 1, 1998 until her appointment as Chief Financial Officer. Ms. Verrill has over 20 years of experience in finance and has worked for such companies as Digital Equipment and WPI Termiflex. She has a Bachelor’s degree in Accounting from Southern New Hampshire University and an MBA from the Whittemore School of Business, University of New Hampshire.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On August 13, 2004, the Company entered into an agreement with Anthony J. Cataldo to serve as Non-Executive Chairman of the Company for three years with a monthly payment of $30,000. On March 16, 2005, the Company amended the agreement, extending the term to March 15, 2008. (See Compensation of Directors and Executive Officers herein.)

On February 1, 2005, the Company signed an agreement for consulting services with Clifford D. Brune, who became a member of the Board of Directors on December 29, 2005. The agreement provided for twelve months of consulting services at a fee of $15,000 per month. The agreement also provided for a one-time payment of $95,000. If the agreement were to be terminated due to specific instances set out in the agreement, Mr. Brune would be entitled to receive all payments under the agreement or four months of payments, whichever would be greater. On December 19, 2005, the agreement was amended to change the term of the agreement from a term of twelve months to “month-to-month.” The amended agreement provides for a minimum six month written notice if either the Company or Mr. Brune elects to terminate the agreement.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent of any class of its equity securities registered pursuant to Section 12 of the Exchange Act, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent stockholders are required by the Commission to furnish the Company with copies of all Section 16(a) forms they file.

The Company believes, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, that all filing requirements applicable to its officers, directors and greater than ten percent stockholders were complied with during the year 2005.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2005, the Board of Directors met seven times with incumbent Directors attending all meetings. Additionally, during the fiscal year ended December 31, 2005, the Company’s Audit Committee met three times and its Compensation Committee met four times.

Audit Committee

The Audit Committee is currently comprised of Clifford D. Brune, a licensed Certified Public Accountant, who serves as chairman. Additionally, current members of committee include J. Weldon Chitwood and Richard Levy. The role of the Audit Committee (the “Committee”) is to assist the Board in its oversight of the Company’s financial reporting process. The Audit Committee operates pursuant to a Charter that was last amended and restated by the Board in 2004. A copy of the Committee’s charter is annexed to this proxy as Annex A. A copy of the Committee’s charter is also posted on the Company’s website at www.bptr.com.

The management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Committee reviewed the Company’s quarterly financial reports and regulatory issues facing the Company. Members of the Audit Committee as presently constituted met and held discussions with Moore Stephens, P.C, who served as the Company’s independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Committee reviewed and discussed the consolidated financial statements with management and with the Company’s independent auditors. The Committee also discussed with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Committee discussed with its auditors their independence from the Company and its management, and the auditors provided the Company the written disclosures and letter required from an independent auditor by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

The Committee discussed with the independent auditors the overall scope and plans for the audit. The Committee met with the Company’s auditors, with and without management present, to discuss the results of their examination, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

Mr. Clifford D. Brune, CPA, serves as the “audit committee financial expert” for purposes of the Securities and Exchange Commission’s rules. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s reviews and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that the Company’s auditors are in fact “independent.”

Compensation Committee

The Compensation Committee is currently comprised of Clifford D. Brune, a licensed Certified Public Accountant, who serves as chairman. Additionally, current members of committee include J. Weldon Chitwood and Richard Levy. The committee is responsible for approving the nature and amount of compensation to be paid to, and the employment agreements with, BrandPartners’ executive officers and senior managment, establishing and evaluating performance-based criteria and goals related to compensation, administering BrandPartners’ cash bonus and equity-based plans, making grants of awards under these plans, determining the balance of short- and long-term compensation to be awarded under these plans with respect to any particular year and determining and overseeing BrandPartners’ compensation and benefits policies generally.

Compensation Policy. We seek to offer those types of compensation that will serve to attract, motivate and retain highly qualified executive officers and key employees in an effort to enhance BrandPartners’ success and shareholder value. In addition, our compensation policies are designed to align the interests of management with BrandPartners’ shareholders. In order to do so, we consider a range of short- and long-term and cash and non-cash compensation elements. We believe this serves the goals of compensating BrandPartners’ executive officers competitively on a current basis, tying a significant portion of the executives’ compensation to company performance and allowing the executive officers and key employees to gain an ownership stake in BrandPartners commensurate with their relative levels of seniority and responsibility. Each year, we perform a review of the executive compensation programs, compensation philosophy and committee mission and performance. In addition, each year we review the nature and amounts of all elements of the executive officers’ compensation, both separately and in the aggregate, to ensure that the total amount of compensation is competitive with respect to BrandPartners’ peer companies and there is an appropriate balance between compensation that is tied to the short- and long-term performance of the company.

Nominating Committee

The Nominating Committee currently does not have a charter. The Committee is intended to assist in the oversight of the Company's corporate governance matters, including the determination of the independent status of current and prospective Board members, periodic evaluation of the Board of Directors, its committees and individual directors, and the identification and selection of director nominees.

The Nominating Committee will consider stockholder suggestions for nominees for director other than self-nominating suggestions. Suggestions may be submitted to Anthony J. Cataldo, Chairman of the Nominating Committee, at the Company’s administrative offices. The Committee will consider suggestions received prior to January 2, 2007 for the 2007 annual meeting of shareholders.

Code of Ethics

The Company has adopted a Code of Ethics effective as of December 8, 2004, which is attached to this proxy as Annex B. A copy of the Company’s Code of Ethics is also posted on the Company’s website at www.bptr.com.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

At the meeting of the Board of Directors on March 7, 2006, the Board approved annual compensation for the non-management directors of $5,000. In addition to annual compensation for non-management directors, outside directors who serve as chairmen of a committee receive an additional $2,500 annually.

Our Chairman, Anthony J. Cataldo, is compensated at a rate of $30,000 a month per his agreement. On February 7, 2005, he was granted 500,000 options at an exercise price of $0.96 per share, the market price on the date of grant. These options were repriced by the Board at their meeting on December 29, 2005 at a 15% premium to the 30 day average stock price or $0.50 per share upon the recommendation of the Compensation Committee.

On February 7, 2005, Messrs. Levy and Chitwood, directors of the Company, were each granted 100,000 options to purchase common stock of the Company at an exercise price of $0.96 per share, the market price on the date of grant. These options were repriced by the Board at their meeting on December 29, 2005 at a 15% premium to the 30 day average stock price or $0.50 per share upon the recommendation of the Compensation Committee.

Upon his appointment to the Board of Directors, Mr. Clifford D. Brune was awarded 500,000 options at an exercise price of $0.43 per share, the market price of our common stock at the date of grant. He had been awarded an aggregate total of 750,000 options in 2004 and 2005 earlier for his services to the Company.

All options granted to Messrs. Cataldo, Levy, Chitwood, and Brune have a five year term and are exercisable as of the date of grant.

Executive Compensation

The following Summary Compensation Table shows, for the years ended December 31, 2005, and December 31, 2004, the compensation awarded to, earned by or paid to the Company's current Chief Executive Officer and Chief Financial Officer:

				Options
Name	Year	Salary	Bonus	No. Shares

James F. Brooks (1)	2005	$344,077	$-	500,000 (2)
	2004	$300,000	$50,000	2,000,000 (2)

Suzanne M. Verrill (3)	2005	$129,620	$-	75,000 (4)
	2004	$99,920	$35,000	75,000 (4)

(1) Mr. Brooks was appointed Chief Executive Officer in October 2003 and serves in that capacity pursuant to the terms of an employment agreement. The term of the employment agreement is through March 16, 2008. Mr. Brooks also serves as Chief Executive Officer of the Company’s wholly-owned subsidiary BrandPartners Retail, Inc.

(2) Includes the following options:

Number of	Exercise	Vesting	Expiration
Shares	Price	Date	Date
500,000	$0.20	November 10, 2003	November 10, 2008
500,000	$0.30	November 10, 2003	November 10, 2008
100,000	$0.15	October 8, 2003	October 8, 2008
175,000	$0.26	October 2, 2003	October 1, 2008
50,000	$0.76	June 2, 2003	June 2, 2010
1,000,000	$0.51	February 20, 2004	February 20, 2009
1,000,000	$0.53	June 25, 2004	June 25, 2009
500,000	$0.50	January 5, 2005	January 5, 2010

(3) Ms. Verrill was appointed Chief Financial Officer in April 2004 and serves in that capacity pursuant to the terms of an employment agreement. The initial term of the employment agreement was through December 31, 2005 and renews annually thereafter unless terminated by the Company upon a minimum of ninety (90) days notice prior to the renewal date. She also serves as Chief Financial Officer for BrandPartners Retail, Inc.; Grafico, Incorporated; BrandPartners Europe, Ltd.; and Building Partners, Inc., the Company’s wholly-owned subsidiaries.

(4) Includes the following options:

Number of	Exercise	Vesting	Expiration
Shares	Price	Date	Date
75,000	$0.53	April 1, 2004	July 27, 2009
20,000	$0.51	February 19, 2005	February 19, 2010
75,000	$0.50	April 5, 2005	April 5, 2010

Employment Contracts

On August 13, 2004, the Company entered into an amended employment agreement with James F. Brooks, pursuant to which Mr. Brooks agreed to serve as President, Chief Executive Officer and Corporate Secretary of the Company for a term of three years, ending August 15, 2007. Pursuant to the employment agreement, the Company is currently paying Mr. Brooks a salary of $360,000 per annum, subject to annual review by the Compensation Committee. The agreement also contains a change of control provision, which, if invoked, entitles Mr. Brooks to receive all payments due to him under the agreement at said time. On March 16, 2005, the agreement was amended to extend the term through March 15, 2008 and to permit Mr. Brooks to engage in outside consulting, provided that the Company’s Board of Directors determined that said services would not conflict or interfere with Mr. Brooks’ responsibilities and obligations to the Company.

On July 27, 2004, the Company entered into an employment agreement with Suzanne M. Verrill . The initial term of the employment agreement was through December 31, 2005 and renews annually thereafter unless terminated by the Company upon a minimum of ninety (90) days notice prior to the renewal date. The Board of Directors amended Ms. Verrill’s agreement on August 2, 2005 pursuant to which. Ms. Verrill serves as the Chief Financial Officer of BrandPartners Group, Inc. Ms. Verrill received $120,000 per annum effective January 1, 2005, which was increased to $135,000 per annum effective May 1, 2005.

STOCK OPTIONS

The following table contains information concerning the grant of stock options during 2005 to each of the Company's executive officers receiving stock options during such period.

No matter what theoretical value is placed on a stock option on the date of grant, its ultimate value will depend on the market value of the Company's common stock at a future date. If the price of the Company's common stock increases, all stockholders will benefit commensurably with the optionees. The stock options will have no value to the executives named above or other optionees if the price of the Company's common stock does not increase above the exercise price of the option.

Option Grants in Last Fiscal Year

					Potential
					Realizable Value
	Number of	% of Total Options			at Assumed Annual Rates
	Securities	Granted to	Exercise or Base		of Stock Price Appreciation
	Underlying Options	Employees	Price	Expiration	for Option Term
Name	Granted (Number)	in Fiscal Year	($/Share)	Date	5%	10%

James F. Brooks	500,000	22.2%	$0.50	January 5, 2010	$312,500	$375,000

Suzanne Verrill	20,000	0.9%	$0.51	February 19, 2010	$12,750	$15,300
	75,000	3.3%	$0.50	April 5, 2010	$46,875	$56,250

OPTION EXERCISES AND HOLDINGS

The following table sets forth information with respect to the Company's executives listed in the Summary Compensation Table above concerning the number of unexercised options and the value of unexercised options held by such executives as of the end of 2005. No options were exercised by such executives during 2005.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

	Number of Securities Underlying		Value of In-the-Money Unexercised
	Unexercised Options at Year End		Options at Year End ($)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable

James F. Brooks	1,275,000	2,550,000	$310,500	$1,328,000
Suzanne M. Verrill	0	170,000	$0	$87,450

The following table illustrates, Mr. Brooks’ option holdings:

Number of Shares	Exercise Price	Expiration Date
100,000	$0.15	October 8, 2008
500,000	$0.20	November 10, 2008
175,000	$0.26	October 1, 2008
500,000	$0.30	November 10, 2008
500,000	$0.50	January 5, 2010
1,000,000	$0.51	February 20, 2009
1,000,000	$0.53	June 25, 2009
50,000	$0.76	June 2, 2010

3,825,000

Ms. Verrill’s options are listed on the following table:

Number of Shares	Exercise Price	Expiration Date
75,000	$0.53	July 27, 2009
20,000	$0.51	February 19, 2010
75,000	$0.50	April 5, 2010

170,000

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information with respect to compensation plans under which the equity securities of the Company are authorized for issuance as of the end of 2005.

	Number of Securities
	to be issued upon	Weighted average	Number of
	exercise of	exercise price of	securities remaining
	outstanding options,	outstanding options,	available for
Plan Category	warrants and rights (1)	warrants and rights	future issuance

Equity compensation plans approved by security holders
2001 Stock Incentive Plan	160,095	$1.00	4,839,905 (2)
2004 Stock Incentive Plan	7,826,500	$0.54	173,500 (3)
Equity compensation plans not approved by security holders	6,041,212	$2.31	n/a

Total	14,027,807

(1) Represents options granted under the 2004 Employee Stock Option plan, the 2001 Stock Incentive Plan and under certain other individual compensation arrangements as of December 31, 2005.

(2) Represents options remaining for issuance under the 2001 Stock Incentive Plan.

(3) Represents options remaining for issuance under the 2004 Stock Incentive Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding ownership of the Company's common stock as of April 15, 2006 by (i) each person who is known to us to be the beneficial owner of more than 5% of the common stock of the Company, (ii) each of our directors, (iii) each of our executive officers, and (iv) all directors and executive officers of the Company as a group. The following information is based in part upon data furnished by the persons indicated below.

	Amount	Percent of
Name and Address of Beneficial Owner (1)	Beneficially Owned (2)	Class

Robert S. Trump (3)	4,455,422	13.0%
Gruber & McBaine Capital Management (4)	2,291,250	6.7%
Heartland Advisors, Inc. (5)	2,700,787	7.9%
MicroCapital (6)	2,952,800	8.6%
Anthony J. Cataldo (7)	4,500,000	13.1%
J. Weldon Chitwood (8)	500,000	1.5%
James F. Brooks (9)	3,856,100	11.3%
Richard Levy (10)	550,000	1.6%
Clifford D. Brune (11)	1,000,000	2.9%
Suzanne Verrill (12)	173,496	0.5%
All directors and executive officers as a group	10,579,596	30.9%
(6 persons)

Total	33,559,451

(1)  Unless otherwise indicated, the business address for each of such beneficial owners is c/o BrandPartners Group, Inc., 10 Main Street, Rochester, New Hampshire 03839.

(2)  Directly and indirectly. The inclusion of securities owned by others as beneficially owned by the respective individuals does not constitute an admission that such individuals are the beneficial owners of such securities.

(3)  Represents 4,455,422 shares of common stock. The business address for Mr. Trump is c/o Trump Management, Inc., 2611 West Second Street, Brooklyn, NY 11223.

(4)  Includes shares beneficially owned by various individuals with share voting power by Gruber and McBaine Capital Management, 50 Osgood Place, Penthouse, San Francisco, CA 94133.

(5) Includes shares beneficially owned by various individuals with share voting power by Heartland Advisors, 789 N. Water St., Milwaukee, WI 53202.

(6) Includes shares beneficially owned by various individuals with share voting power by MicroCapital Fund, LP, 5775 Peachtree Dunwoody Rd., Building G, Suite 300, Atlanta, GA 30346.

(7) Mr. Cataldo is the Company’s Non-Executive Chairman. This represents: (i) 800,000 shares of common stock; (ii) options to purchase 700,000 shares of common stock from the Company exercisable until October 8, 2008 at $.20 per share; and (iii) options to purchase 1,500,000 shares of common stock from the Company exercisable until October 8, 2008 at $.30 per share; (iv) options to purchase 1,000,000 shares of common stock from the Company exercisable until June 28, 2009 at $0.53 per share; (v) options to purchase 500,000 shares of common stock from the Company exercisable until February 7, 2010 at $0.50 per share.

(8)  Mr. Chitwood is a member of the Company’s Board of Directors. This represents: (i) options to purchase 400,000 shares of common stock from the Company, exercisable until October 15, 2008 at $0.30 per share and (ii) options to purchase 100,000 shares of common stock from the Company, exercisable until February 7, 2010, at $0.50 per share.

(9)  Mr. Brooks is the Company’s President, Chief Executive Officer and Company Secretary and is a member of the Board of Directors. This represents: (i) options to purchase 50,000 shares of common stock from the Company, exercisable until June 1, 2007 at $0.76 per share; (ii) options to purchase 100,000 shares of common stock from the Company, exercisable until March 25, 2008 at $0.15 per share; (iii) options to purchase 175,000 shares of common stock of the Company at $0.26 per share exercisable until October 1, 2008; (iv) options to purchase 500,000 shares of common stock of the Company at $0.20 per share exercisable until October 8, 2008; (v) options to purchase 500,000 shares of common stock of the Company at $0.30 per share exercisable until October 8, 2008; (vi) options to purchase 1,000,000 shares of common stock from the Company at $0.53 per share exercisable until June 25, 2009; (vii) options to purchase 1,000,000 shares of common stock from the Company at $0.51 per share exercisable until February 19, 2009; (viii) options to purchase 500,000 shares of common stock from the Company at $0.50 per share exercisable until February 7, 2010; and (ix) 31,100 shares of common stock.

(10) Mr. Brune is a member of the Company’s Board of Directors. This represents: (i) warrants to purchase 50,000 shares of common stock from the Company, exercisable until September 15, 2006 at $1.00 per share; (ii) options to purchase 400,000 shares of common stock from the Company, exercisable until October 15, 2008 at $0.30 per share; and (iii) options to purchase 100,000 shares of common stock from the Company at $0.50 per share exercisable until February 7, 2010.

(11) Mr. Levy is a member of the Company’s Board of Directors. This represents: (i) options to purchase 250,000 shares of common stock from the Company at $0.54 per share, exercisable until September 10, 2009; (ii) options to purchase 250,000 shares of common stock from the Company at $0.50 per share, exercisable until January 5, 2010; and (iii) options to purchase 500,000 shares of common stock from the Company at $0.43 per share, exercisable until December 29, 2010.

(12)  Ms. Verrill is the Company’s Chief Financial Officer. This represents: (i) 1,298 shares of common stock; (ii) options to purchase 20,000 shares of common stock from the Company at $0.51 per share exercisable until February 19, 2009; (iii) options to purchase 75,000 shares of common stock from the Company at $0.53 per share exercisable until July 27, 2009; (iv) options to purchase 2,198 shares of common stock from the Company at $1.00 per share, exercisable until February 4, 2010; and (v) options to purchase 75,000 shares of common stock from the Company at $0.50 per share, exercisable until April 5, 2010.

The Company has made previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate future filings, including the proxy statement, in whole or in part. However, the Report of the Audit Committee and the following Performance Graph shall not be incorporated by reference into any such filing.

PERFORMANCE GRAPH

The following graph compares the percentage change in cumulative total stockholder return on the Company’s common stock on a quarterly basis from December 31, 1999 to December 31, 2005 with the cumulative total return over the same period of (1) three public companies with similar industry focus and (2) NASDAQ. HISTORIC STOCK PRICE IS NOT INDICATIVE OF FUTURE STOCK PRICE PERFORMANCE.

PROPOSAL 2: INDEPENDENT ACCOUNTANTS

The Audit Committee has recommended Moore Stephens, P.C. as the Company’s independent auditors for the Fiscal Year ending December 31, 2006 and the Board of Directors has approved the appointment. The Board of Directors has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

	2005	2004

Audit fees	$123,087	$153,230
Audit-related fees	-	-
Tax fees	-	-
All other fees	-	5,500

	$123,087	$158,730

“Audit fees” include fees for the audits of the Company’s annual financial statements for 2005 and the quarterly review of the statements. “Audit-related services” consists primarily of the review of registration statements and the issuance of related consents. “Tax fees” include tax planning and the preparation of the Company’s tax returns. Moore Stephens did not provide any tax or financial information systems design or implementation services to the Company for the year 2005.

Change of Auditors

On April 18, 2005, the Company dismissed Michael F. Albanese, CPA as its certifying accountant and retained Moore Stephens, P.C as the Company’s new independent auditors to audit the Company’s consolidated financial statements for the year ending December 31, 2005. During the Company’s two most recent fiscal years and through April 18, 2005, the Company had not consulted with Moore Stephens regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K.

The dismissal of Albanese was approved by the Company’s Board of Directors. Albanese had audited the Company’s consolidated balance sheets as of December 31, 2004 and the related consolidated statement of operations, changes in stockholders equity (deficit) and cash flows for the year ended December 31, 2004. Albanese’s report on the financial statements of the Company for its fiscal year ended December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion nor was the report qualified or modified as to uncertainty, audit scope or accounting principles. During the period in which Albanese audited the Company’s financial statements and the interim period in which Albanese served as the Company’s certifying accountant, there were no disagreement(s) with Albanese on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Albanese, would have caused Albanese to make reference to the subject matter of such disagreement(s) in connection with the audit report. In addition, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

Michael F. Albanese had been engaged by the Company on November 2, 2004 upon recommendation of the audit committee, and approval of the Board of Directors as the successor to Goldstein and Morris Certified Public Accountants P.C. to audit the Company’s consolidated financial statements. During the two most recent fiscal years and through November 2, 2004, the Company had not consulted with Albanese regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that was an important factor considered in the Company reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K.

On October 20, 2004, Goldstein and Morris Certified Public Accountants, P.C. resigned as the Company’s independent auditors and advised the Company that they no longer had the resources available to service the Company. Goldstein and Morris' reports on the financial statements for our fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the period in which Goldstein and Morris audited the Company’s financial statements and the interim period in which Goldstein and Morris served as the Company’s certifying accountants, there were no disagreement(s) with Goldstein and Morris on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Goldstein and Morris, would have caused Goldstein and Morris to make reference to the subject matter of such disagreement(s) in connection with its audit report.

On February 18, 2004, the Company had engaged Goldstein and Morris Certified Public Accountants P.C. and dismissed Goldstein Golub Kessler LLP ("GGK") as its certifying accountants. The decision to dismiss GGK and engage Goldstein and Morris was approved by the Company's Board of Directors.

Goldstein and Morris was engaged to audit the consolidated financial statements of the Company for the year ended December 31, 2003. During the Company's two most recent fiscal years and through February 18, 2004, the Company had not consulted with Goldstein and Morris regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K.

The Board of Directors recommends a vote FOR Proposal 2.

DEADLINE FOR SUBMITTING STOCKHOLDER PROPOSALS

Rules of the Securities and Exchange Commission require that any proposal by a stockholder must be received by the Company for consideration at the 2007 Annual Meeting of Stockholders no later than January 3, 2007 if any such proposal is to be eligible for inclusion in the Company’s Proxy/Information Statement materials for its 2007 Annual Meeting. Under such rules the Company is not required to include stockholder proposals in its Proxy/Information Statement materials unless certain other conditions specified in such rules are met.

VOTING PROCEDURE

Under Delaware law, each holder of record is entitled to vote the number of shares owned by the shareholder for any agenda item. There are no cumulative voting rights for the shareholders of the Company.

OTHER INFORMATION

The Board of Directors does not know of any matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders that may properly come before the meeting or other matters incident to the conduct of the meeting.

There are no matters on the agenda that involve rights of appraisal of a stockholder. The Company incorporates by reference all items and matters contained in its Form 10-K for the Fiscal Year ended December 31, 2005 as filed with the Securities and Exchange Commission in addition to its Form 10-Qs and Form 8-K Reports as filed with the Commission.

By order of the Board of Directors,

By:	/s/ James F. Brooks
James F. Brooks
Chief Executive Officer, President and Secretary

Dated: Rochester, New Hampshire
April 25, 2006

BrandPartners Group

May 8, 2006

Dear Stockholder,

You are cordially invited to attend the BrandPartners Group Annual Meeting of Stockholders on Thursday June 15, 2006. The meeting will begin promptly at 1:00 p.m. local time at the executive offices of the Company.

The official Notice of Annual Meeting of Stockholders, Proxy Statement, form of proxy and 2005 Annual Report to Stockholders are included with this letter. The matters listed in the Notice of Annual Meeting of Stockholders are described in detail in the Proxy Statement.

Your vote is important. Whether or not you plan to attend the annual meeting, I urge you to complete, sign and date the enclosed proxy card and return it in the accompanying envelope as soon as possible so that your stock may be represented at the meeting.

Sincerely,

Anthony J. Cataldo
Chairman of the Board

BrandPartners Group Inc.
10 Main Street │ Rochester, NH 03839 │ 800.732-3999 │ fax 603.332-7429 │ www.brandpartnersgroupinc.com

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼
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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

BrandPartners Group Inc.

The undersigned appoints Anthony J. Cataldo and J. Weldon Chitwood each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as desig-nated on the reverse hereof, all of the shares of common stock of BrandPartners Group, Inc. held of record by the undersigned at the close of business on May 5, 2006 at the 2006 Annual Meeting of Shareholders of BrandPartners Group, Inc. to be held on June 15, 2006 or at any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)

LEFT BLANK INTENTIONALLY

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼
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PROXY

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS.	Please mark
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.	your votes
like this:
☒

WITHOLD
		FOR	AUTHORITY			FOR	AGAINST	ABSTAIN
1.	Election of Directors:	☐	☐	2.	Ratification of the audit	☐	☐	☐
	(To withhold authority to vote for any				committee’s selection of
	individual nominee, strike a line through				independent public
	the nominee’s name in the list below)				accountants.

	James F. Brooks			3.	In their discretion, the proxies are authorized to vote upon
	Clifford D. Brune				Clifford D. Brune such other business as may properly come before the meeting.

WITHOLD
FOR  AUTHORITY FOR AGAINST ABSTAIN
1. Election of Directors:   □ □ 2. Ratification of the audit □ □ □
(To withhold authority to vote for any committee’s selection of individual nominee, strike a line through independent public the nominee’s name in the list below)  accountants.

James F. Brooks 3. In their discretion, the proxies are authorized to vote upon
Clifford D. Brune such other business as may properly come before the meeting.

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Proxy Number:
Account Number:

Signature _________________________________________ Signature _________________________________________ Date _____________________
NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer, If a partnership, please sign in partnership name by authorized person.